Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
7. INCOME
TAXES
The following table reconciles the United States statutory income tax rate
to the Company’s effective income
tax
rate:

	Year ended December 31,
	2022	2021	2020
United States statutory rate	21.0%	21.0%	21.0%
State tax, net of federal benefit	1.0%	1.0%	4.2%
Stock-based compensation	(1.7%)	(0.7%)	(0.5%)
Officer compensation	(1.4%)	1.5%	(1.0%)
Deferred rate change	—%	—%	—%
R&D credit	2.2%	1.4%	0.8%
PPP Loan	—%	1.1%	—%
Unrealized (gain) loss on mark-to-market of common stock warrants	6.4%	—%	—%
Other	—%	0.1%	(0.1)%
Change in valuation allowance	(27.5%)	(25.4%)	(24.4%)

Effective income tax rate	—%	—%	—%

Deferred assets and liabilities consist of the following:

	December 31,
In Thousands	2022	2021	2020
Net operating losses	$40,914	$38,671	$33,392
Stock-based compensation	2,950	2,724	2,531
Financing lease obligations	—	3,820	4,574
Operating lease ROU liabilities	2,921	—
Tax credit carry forwards	3,685	3,210	2,577
Capitalized R&D	2,183	—
Compensation	14	514	339
Derivative liability	—	—	703
Other	124	143	391

Gross deferred tax assets	52,791	49,082	44,507
Less valuation allowance	(49,843)	(45,369)	(39,898)

Net deferred tax assets	2,948	3,713	4,609
Fixed assets	(89)	(3,667)	(4,609)
Operating lease ROU assets	(2,859)	—
Other	—	(46)	—

Gross deferred tax liabilities	(2,948)	(3,713)	(4,609)
Net deferred tax asset or liability	$—	$—	$—

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a full valuation allowance for deferred tax assets described above due to the uncertainty that enough taxable income will be generated in the taxing jurisdiction to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying consolidated financial statements.
The Company has $239.2 million of tax loss carryforwards. Of this amount, $55.2 million are state operating loss carryforwards and $184.0 million are federal operating loss carryforwards. The federal carryforward periods are as follows: $142.0 million do not expire and $41.9 million expire between 2032 and 2037. The state net operating losses will expire between 2027 and 2041, with some amounts having indefinite carryover. The Company also has federal and state R&D credit carryovers of $2.6 million and $1.3 million, which will expire between 2032 and 2042.
The Company is subject to federal income taxes in the United States as well as various state and local jurisdictions. The Company has reviewed its tax positions and concluded that no liability for uncertain tax positions is required as of December 31, 2022. The Company will classify any future interest and penalties as a component of income tax expense if incurred.
The Company does not expect the amount of uncertain tax positions to change significantly in the next 12 months. The Company’s major taxing jurisdictions are in the United States, at both the federal and state levels. The number of years open for examination varies depending on the tax jurisdiction but are generally from three to five years.